STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
AbbVie Savings Plan
Assets
Investments, at fair value	$ 15,718,310	$ 13,183,237
Employer contributions receivable	152,317	128,764
Notes receivable from participants	81,721	76,683
Transactions pending investment		229
Total assets	15,952,348	13,388,913
Liabilities
Accrued investment management fees	109	104
Transactions pending redemption	310	999
Total liabilities	419	1,103
NET ASSETS AVAILABLE FOR BENEFITS	15,951,929	13,387,810
AbbVie Puerto Rico Savings Plan
Assets
Cash	3	56
Investments, at fair value	665,280	552,504
Employer contributions receivable	1,773	1,345
Notes receivable from participants	7,771	6,230
Liabilities
NET ASSETS AVAILABLE FOR BENEFITS	$ 674,827	$ 560,135